Exhibit 99.1

PRO FORMA FINANCIAL DATA

The following unaudited pro forma financial data reflects Atlas Pipeline Partners, L.P.’s (the “Partnership”) historical results as adjusted on a pro forma basis to give effect to its May 2009 disposition of the NOARK gas gathering and interstate pipeline system (“NOARK”), its June 2009 disposition of the Appalachia gas gathering system (“Appalachia system”) and the associated repayments of debt from the net proceeds of these dispositions. The estimated adjustments to give effect to the Partnership’s dispositions of NOARK and the Appalachia system and the associated repayments of debt from the net proceeds of these dispositions are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma condensed consolidated balance sheet information reflects the Partnership’s dispositions of NOARK and the Appalachia system as if they occurred as of March 31, 2009, and the unaudited pro forma condensed consolidated statement of operations information for the three months ended March 31, 2009 and 2008 and the twelve months ended December 31, 2008, 2007 and 2006 reflect the transactions as if they occurred as of the beginning of the respective period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. However, the Partnership’s management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented are for informational purposes only and are based upon available information and assumptions that management believes are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the financial position or results of operations that the Partnership would have achieved had the transactions been consummated on the dates assumed. Moreover, they do not purport to represent the Partnership’s consolidated financial position or results of operations for any future date or period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations include the Partnership’s historical consolidated financial statements, which have been adjusted to reflect the adoption of Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 amends ARB No. 51 to establish accounting and reporting standards for the non-controlling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 also requires consolidated net income to be reported and disclosed on the face of the consolidated statement of operations at amounts that include the amounts attributable to both the parent and the non-controlling interest. The Partnership adopted the requirements of SFAS No. 160 on January 1, 2009.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

MARCH 31, 2009

(in thousands)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,912	$(75)	$294,500	(a)	$—	$87,795	(d)	$1,837
			(294,500	)(b)		(87,795	)(e)
Accounts receivable	81,302	(6,680)	—		(158)	—		74,464
Prepaid expenses and other	10,893	(205)	—		(6)	—		10,682

Total current assets	94,107	(6,960)	—		(164)	—		86,983

PROPERTY, PLANT AND EQUIPMENT, NET	2,073,517	(240,940)	—		(106,259)	—		1,726,318
INTANGIBLES, NET	187,258	—	—		—	—		187,258
INVESTMENT IN JOINT VENTURE	—	—	—		—	78,818	(d)	78,818
OTHER ASSETS, NET	27,349	(23)	(2,267	)(c)	—	(26	)(f)	25,033

	$2,382,231	$(247,923)	$(2,267)		$(106,423)	$78,792		$2,104,410

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES:
Accounts payable	$51,626	$(2,349)	$—		$(2,065)	$—		$47,212
Accrued producer liabilities	39,618	(573)	—		—	—		39,045
Current portion of derivative liability	66,698	—	—		—	—		66,698
Preferred unit redemption obligation	15,000	—	—		—	—		15,000
Accrued liabilities	39,881	(3,547)	—		(45)	—		36,289
Advances from affiliate	12,400	—	—		—	—		12,400

Total current liabilities	225,223	(6,469)	—		(2,110)	—		216,644

LONG-TERM DERIVATIVE LIABILITY	23,210	—	—		—	—		23,210
LONG-TERM DEBT	1,525,403	—	(294,500	)(b)	—	(87,795	)(e)	1,143,108
OTHER LONG-TERM LIABILITIES	533	—	—		—	—		533

PARTNERS’ CAPITAL:
Class A preferred limited partners’ interest	2,978	—	—		—	—		2,978
Class B preferred limited partners’ interest	15,411	—	—		—	—		15,411
Common limited partners’ interests	694,028	—	51,980	(a)	—	61,048	(d)	804,810
			(2,221	)(c)		(25	)(f)
Equity	—	(241,454)	241,454	(a)	(104,313)	104,313	(d)	—
General partner’s interest	13,976	—	1,066	(a)	—	1,252	(d)	16,247
			(46	)(c)		(1	)(f)
Accumulated other comprehensive loss	(87,373)	—	—		—	—		(87,373)

	639,020	(241,454)	292,233		(104,313)	166,587		752,073
Non-controlling interests	(31,158)	—	—		—	—		(31,158)

Total partners’ capital	607,862	(241,454)	292,233		(104,313)	166,587		720,915

	$2,382,231	$(247,923)	$(2,267)		$(106,423)	$78,792		$2,104,410

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(in thousands, except per share data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$158,618	$(3,468)	$—		$(371)	$—		$154,779
Transportation, compression and other fees - affiliates	10,068	—	—		(10,068)	—		—
Transportation, compression and other fees - third parties	16,412	(12,537)	—		(108)	—		3,767
Equity income in joint venture	—	—	—		—	2,674	(i)	2,674
Other income, net	5,148	—	—		—	—		5,148

Total revenue and other income, net	190,246	(16,005)	—		(10,547)	2,674		166,368

COSTS AND EXPENSES:
Natural gas and liquids	138,059	(3,314)	—		(189)	—		134,556
Plant operating	13,823	—	—		—	—		13,823
Transportation and compression	4,767	(1,436)	—		(3,118)	—		213
General and administrative	10,644	(1,036)	—		—	—		9,608
Compensation reimbursement - affiliates	375	—	—		—	—		375
Depreciation and amortization	24,680	(2,012)	—		(1,782)	—		20,886
Interest	21,134	(26)	(2,345	)(g)	—	(633	)(j)	20,423
			2,267	(h)		26	(k)

Total costs and expenses	213,482	(7,824)	(78)		(5,089)	(607)		199,884

Net (loss) income	(23,236)	(8,181)	78		(5,458)	3,281		(33,516)
Income attributable to non-controlling interests	(469)	—	—		—	—		(469)
Preferred unit dividends	(900)	—	—		—	—		(900)

Net (loss) income attributable to common limited partners and the general partner	$(24,605)	$(8,181)	$78		$(5,458)	$3,281		$(34,885)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(24,110)							$(34,184)
General partner’s interest	(495)							(701)

Net (loss) income attributable to common limited partners and the general partner	$(24,605)							$(34,885)

Net (loss) income attributable to common limited partners per unit:
Basic	$(0.52)							$(0.74)

Diluted	$(0.52)							$(0.74)

Weighted average common limited partner units outstanding
Basic	45,971							45,971

Diluted	45,971							45,971

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2008

(in thousands, except per share data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$366,119	$(6,504)	$—		$(960)	$—		$358,655
Transportation, compression and other fees - affiliates	9,159	—	—		(9,159)	—		—
Transportation, compression and other fees - third parties	14,862	(9,867)	—		(213)	—		4,782
Equity income in joint venture	—	—	—		—	3,054	(i)	3,054
Other loss, net	(86,754)	—	—		—	—		(86,754)

Total revenue and other income, net	303,386	(16,371)	—		(10,332)	3,054		279,737

COSTS AND EXPENSES:
Natural gas and liquids	276,664	(2,838)	—		(482)	—		273,344
Plant operating	14,935	—	—		—	—		14,935
Transportation and compression	3,812	(1,500)	—		(2,275)	—		37
General and administrative	4,370	(828)	—		—	—		3,542
Compensation reimbursement - affiliates	1,129	—	—		—	—		1,129
Depreciation and amortization	21,844	(1,796)	—		(1,343)	—		18,705
Interest	20,381	370	(4,776	)(g)	—	(1,306	)(j)	16,962
			2,267	(h)		26	(k)
Asset impairment	3,981	(3,981)	—		—	—		—

Total costs and expenses	347,116	(10,573)	(2,509)		(4,100)	(1,280)		328,654

Net (loss) income	(43,730)	(5,798)	2,509		(6,232)	4,334		(48,917)
Income attributable to non-controlling interests	(2,090)	—	—		—	—		(2,090)
Preferred unit dividends	(137)	—	—		—	—		(137)
Preferred unit imputed dividend cost	(505)	—	—		—	—		(505)

Net (loss) income attributable to common limited partners and the general partner	$(46,462)	$(5,798)	$2,509		$(6,232)	$4,334		$(51,649)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(52,387)							$(57,470)
General partner’s interest	5,925							5,821

Net loss attributable to common limited partners and the general partner	$(46,462)							$(51,649)

Net loss attributable to common limited partners per unit:
Basic	$(1.35)							$(1.48)

Diluted	$(1.35)							$(1.48)

Weighted average common limited partner units outstanding
Basic	38,763							38,763

Diluted	38,763							38,763

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$1,370,000	$(27,218)	$—		$(3,730)	$—		$1,339,052
Transportation, compression and other fees - affiliates	43,293	—	—		(43,293)	—		—
Transportation, compression and other fees - third parties	56,416	(35,220)	—		(724)	—		20,472
Equity income in joint venture	—	—	—		—	13,210	(i)	13,210
Other income (loss), net	(55,519)	17	—		—	—		(55,502)

Total revenue and other income (loss), net	1,414,190	(62,421)	—		(47,747)	13,210		1,317,232

COSTS AND EXPENSES:
Natural gas and liquids	1,086,142	(5,202)	—		(1,824)	—		1,079,116
Plant operating	60,835	—	—		—	—		60,835
Transportation and compression	17,886	(6,702)	—		(10,644)	—		540
General and administrative	(1,070)	(4,469)	—		—	—		(5,539)
Compensation reimbursement - affiliates	1,487	—	—		—	—		1,487
Depreciation and amortization	90,124	(7,176)	—		(6,015)	—		76,933
Interest	84,843	778	(16,259	)(g)	—	(4,314	)(j)	67,341
			2,267	(h)	—	26	(k)
Goodwill and other asset impairment	698,508	(21,634)	—		(2,304)	—		674,570
Gain on early extinguishment of debt	(19,867)	—	—		—	—		(19,867)

Total costs and expenses	2,018,888	(44,405)	(13,992)		(20,787)	(4,288)		1,935,416

Net (loss) income	(604,698)	(18,016)	13,992		(26,960)	17,498		(618,184)
Loss attributable to non-controlling interests	22,781	—	—		—	—		22,781
Preferred unit dividends	(1,769)	—	—		—	—		(1,769)
Preferred unit imputed dividend cost	(505)	—	—		—	—		(505)

Net (loss) income attributable to common limited partners and the general partner	$(584,191)	$(18,016)	$13,992		$(26,960)	$17,498		$(597,677)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(595,449)							$(608,664)
General partner’s interest	11,258							10,987

Net loss attributable to common limited partners and the general partner	$(584,191)							$(597,677)

Net loss attributable to common limited partners per unit:
Basic	$(14.01)							$(14.32)

Diluted	$(14.01)							$(14.32)

Weighted average common limited partner units outstanding
Basic	42,513							42,513

Diluted	42,513							42,513

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$761,118	$(21,267)	$—		$(1,565)	$—		$738,286
Transportation, compression and other fees - affiliates	33,169	—	—		(33,169)	—		—
Transportation, compression and other fees - third parties	48,616	(35,309)	—		(575)	—		12,732
Equity income in joint venture	—	—	—		—	11,550	(i)	11,550
Other income (loss), net	(174,103)	—	—		—	—		(174,103)

Total revenue and other income (loss), net	668,800	(56,576)	—		(35,309)	11,550		588,465

COSTS AND EXPENSES:
Natural gas and liquids	587,524	(11,107)	—		(847)	—		575,570
Plant operating	34,667	—	—		—	—		34,667
Transportation and compression	13,484	(7,124)	—		(6,235)	—		125
General and administrative	55,047	(3,969)	—		—	—		51,078
Compensation reimbursement - affiliates	5,939	—	—		—	—		5,939
Depreciation and amortization	50,982	(7,078)	—		(4,655)	—		39,249
Interest	61,526	1,065	(22,971	)(g)	—	(6,848	)(j)	35,065
			2,267	(h)		26	(k)

Total costs and expenses	809,169	(28,213)	(20,704)		(11,737)	(6,822)		741,693

Net (loss) income	(140,369)	(28,363)	20,704		(23,572)	18,372		(153,228)
Income attributable to non-controlling interests	(3,940)	—	—		—	—		(3,940)
Preferred unit dividend effect	(3,756)	—	—		—	—		(3,756)
Preferred unit imputed dividend cost	(2,494)	—	—		—	—		(2,494)

Net (loss) income attributable to common limited partners and the general partner	$(150,559)	$(28,363)	$20,704		$(23,572)	$18,372		$(163,418)

Allocation of net (loss) income attributable to common limited partners and the general partner:
Common limited partners’ interest	$(163,071)							$(175,672)
General partner’s interest	12,512							12,254

Net loss attributable to common limited partners and the general partner	$(150,559)							$(163,418)

Net loss attributable to common limited partners per unit:
Basic	$(6.75)							$(7.27)

Diluted	$(6.75)							$(7.27)

Weighted average common limited partner units outstanding
Basic	24,171							24,171

Diluted	24,171							24,171

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006

(in thousands, except per unit data)

	Historical	NOARK	NOARK Disposition Adjustments		Appalachia System	Appalachia System Disposition Adjustments		Pro Forma
REVENUE:
Natural gas and liquids	$391,356	$(42,852)	$—		$—	$—		$348,504
Transportation, compression and other fees - affiliates	30,189	—	—		(30,189)	—		—
Transportation, compression and other fees - third parties	30,735	(25,019)	—		(82)	—		5,634
Equity income in joint venture	—	—	—		—	10,610	(i)	10,610
Other income (loss), net	12,412	(250)	—		—	—		12,162

Total revenue and other income (loss), net	464,692	(68,121)	—		(30,271)	10,610		376,910

COSTS AND EXPENSES:
Natural gas and liquids	334,299	(40,155)	—		—	—		294,144
Plant operating	15,722	—	—		—	—		15,722
Transportation and compression	10,753	(5,697)	—		(4,946)	—		110
General and administrative	20,250	(6,702)	—		—	—		13,548
Compensation reimbursement - affiliates	2,319	—	—		—	—		2,319
Depreciation and amortization	22,994	(6,234)	—		(3,672)	—		13,088
Interest	24,572	(878)	(21,085	)(g)	—	—	(j)	4,902
			2,267	(h)	—	26	(k)

Total costs and expenses	430,909	(59,666)	(18,818)		(8,618)	26		343,833

Net income (loss)	33,783	(8,455)	18,818		(21,653)	10,584		33,077
Income attributable to non-controlling interests	(118)	—	—		—	—		(118)
Preferred unit imputed dividend cost	(1,898)	—	—		—	—		(1,898)

Net income (loss) attributable to common limited partners and the general partner	$31,767	$(8,455)	$18,818		$(21,653)	$10,584		$31,061

Allocation of net income attributable to common limited partners and the general partner:
Common limited partners’ interest	$16,558							$15,867
General partner’s interest	15,209							15,194

Net income attributable to common limited partners and the general partner	$31,767							$31,061

Net income attributable to common limited partners per unit:
Basic	$1.29							$1.23

Diluted	$1.27							$1.22

Weighted average common limited partner units outstanding
Basic	12,884							12,884

Diluted	13,053							13,053

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect the Partnership’s net proceeds of $294.5 million from the May 2009 disposition of NOARK and record an estimated gain on disposition of $53.0 million, which was allocated to partner’s capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.
(b)	To reflect the application of the Partnership’s net proceeds from the disposition of NOARK to reduce borrowings under its senior secured credit facility.
(c)	To reflect the write-off of the Partnership’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (b), which was allocated to partner’s capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.
(d)	To reflect the Partnership’s June 2009 contribution of its Appalachia system to Laurel Mountain Midstream, LLC (“Laurel Mountain”), a joint venture, in return for net proceeds of $90.0 million in cash, preferred distribution rights entitling the Partnership to receive payments under a $25.5 million note, and a 49% ownership interest in Laurel Mountain, with the Partnership recognizing an estimated gain on disposition of $62.3 million, which was allocated to partner’s capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests. The Partnership reflected its 49% ownership interest in Laurel Mountain within investment in joint venture on its condensed consolidated balance sheet, which includes the $25.5 million note, a $2.2 million working capital contribution to Laurel Mountain, which was withheld by Laurel Mountain from the $90.0 million in cash received from the disposition, and its ownership interest in the other net assets of Laurel Mountain.
(e)	To reflect the application of the Partnership’s net proceeds from the disposition of the Appalachia system to reduce borrowings under its senior secured credit facility.
(f)	To reflect the write-off of the Partnership’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (e), which was allocated to partner’s capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.
(g)	To reflect the adjustment to interest expense to reflect the Partnership’s repayment of $294.5 million of its senior secured credit facility borrowings from the net proceeds of the sale of NOARK. The weighted average historical interest rates utilized for the interest expense adjustment were 3.2% and 6.5% for the three months ended March 31, 2009 and 2008, respectively, and 5.5%, 7.8% and 8.1% for the twelve months ended December 31, 2008, 2007 and 2006, respectively. For the year ended December 31, 2006, the interest expense adjustment was limited to $21.1 million for the repayment of debt with the net proceeds from the disposition of NOARK, which is the maximum amount of cash interest expense subject to pro forma adjustment.
(h)	To reflect the write-off of unamortized deferred financing costs in connection with the Partnership’s repayment of $244.5 million of senior secured term loan borrowings, which may not be reborrowed, with the a portion of the net proceeds from the disposition of NOARK.
(i)	To reflect the Partnership’s 49% equity interest in the net income of Laurel Mountain, which the Partnership received as partial consideration for its disposition of the Appalachia system, based upon the historical statement of operations data for the Appalachia system.

(j)	To reflect the adjustment to interest expense to reflect the Partnership’s repayment of $87.8 million of its senior secured credit facility borrowings from the net proceeds of the sale of the Appalachia system. The weighted average historical interest rates utilized for the interest expense adjustment were 3.2% and 6.5% for the three months ended March 31, 2009 and 2008, respectively, and 5.5%, 7.8% and 8.1% for the twelve months ended December 31, 2008, 2007 and 2006, respectively. For the year ended December 31, 2006, there was no interest expense adjustment for the repayment of debt with the net proceeds from the disposition of the Appalachia system, as there was no interest expense subject to pro forma adjustment subsequent to the pro forma interest expense adjustment associated with the disposition of NOARK.
(k)	To reflect the write-off of unamortized deferred financing costs in connection with the Partnership’s repayment of $2.8 million of senior secured term loan borrowings, which may not be reborrowed, with the a portion of the net proceeds from the disposition of the Appalachia system.